Exhibit 32.3 -- Certification required under Section 906
                of the Sarbanes-Oxley Act of 2002


                    PISMO COAST VILLAGE, INC.

  CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the
  ----------------------------------------------------------
                     CHIEF FINANCIAL OFFICER
                     -----------------------

In connection with the Quarterly Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the second quarter ended March 31, 2011, the undersigned, Jack Williams, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.  The Report fully complies with the requirements of section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: MAY 13, 2011         /S/ JACK WILLIAMS
                           Jack Williams, Chief Financial Officer
                           (principal financial officer and
                           principal accounting officer)


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